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                                                                  EXHIBIT 10.03


                           STOCK RESTRICTION AGREEMENT



         This Agreement is made this 15th day of April, 1997, between ArrowPoint Communications, Inc., a Delaware corporation (the "Company"), and Chin-Cheng Wu (the "Employee").

         In consideration of the mutual promises and covenants contained in this Agreement and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Purchase of Shares. The Company shall issue and sell to the Employee, and the Employee shall purchase from the Company, subject to the terms and conditions set forth in this Agreement, 1,000,000 shares (the "Shares") of common stock, $.001 par value, of the Company ("Common Stock"), at a purchase price of $.001 per share. The aggregate purchase price for the Shares shall be paid by the Employee by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Employee one or more certificates in the name of the Employee for that number of Shares purchased by the Employee. The Employee agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 5 of this Agreement.

         2.       Purchase Option.

                  (a) In the event that the Employee ceases to be employed by the Company for any reason prior to September 30, 2001, the Company shall have the right and option (the "Purchase Option") to purchase from the Employee, for the sum of $0.001 per share (the "Option Price"), up to the total number of Shares that have not vested according to the vesting schedule in Section 3 (the "Vesting Schedule").

                  (b) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

         3.       Vesting.

                  (a) The Shares shall vest in the amount of 25% of the total number of Shares on September 30, 1997 and on the last day of each month thereafter in the amount of 1.5625% of the total number of Shares.

                  (b) In the event of as Acquisition (as defined below), then 50% of the number of Shares which are not then vested shall become vested immediately prior to the closing of the Acquisition.

                  (c) For the purposes of this Agreement, "Acquisition" shall mean any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a
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majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Company.

                  (d) Notwithstanding the foregoing, in the event of an Acquisition, if the Employee is not offered a position with the acquiring company (or the subsidiary or unit of the acquiring company formed by such acquisition) at a location within a 30-mile radius of the Company's headquarters as it existed on the day before the execution of the definitive agreement with respect to the Acquisition, with responsibilities and compensation at least equivalent to his responsibilities and compensation with the Company on the day before the execution of the definitive agreement with respect to the Acquisition, then the Vesting Schedule shall be accelerated so that all Shares which are not then vested shall become vested immediately prior to the closing of the Acquisition.

                  (e) Notwithstanding the foregoing, if following an Acquisition
(x) the Employee's employment is terminated by the acquiring company (or a subsidiary thereof) without Good Cause (as defined below) or (y) the Employee resigns from employment by the acquiring company (or a subsidiary thereof) for Good Reason (as defined below), all securities or other property received in the Acquisition (which, pursuant to Section 10(b) below, shall become subject to the Purchase Option) which are not then vested shall become vested immediately prior to such employment termination.

                  (f) For the purposes of this Section 3, "Good Cause" shall mean (a) a good faith finding by the Board of Directors of the acquiring company of (i) the failure of the Employee to perform, to the reasonable satisfaction of the Board of Directors or the officer of the acquiring company to whom he reports, his reasonably assigned duties for the acquiring company, which failure continues for a period of 15 days after written notice by the acquiring company to the Employee informing the Employee with reasonable specificity of such failure, or (ii) gross negligence or willful misconduct on the part of the Employee, or (b) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any crime involving moral turpitude or any felony. For the purposes of this Section 3, "Good Reason" shall mean a diminution in the Employee's compensation, a material adverse change in the Employee's position or responsibilities or a relocation of the Employee beyond a 30-mile radius from the location of the Company's headquarters as it existed on the day before the execution of the definitive agreement with respect to the Acquisition.

                  (g) The Company may in its discretion accelerate the Vesting Schedule at any time.

         4.       Exercise of Purchase Option and Closing.

                  (a) The Company may exercise the Purchase Option by sending to the Employee (or his estate), within 60 days after the termination of the employment of the Employee with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is


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not so exercised by the giving of such a notice within such 60-day period, the
Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

                  (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his estate) shall (in accordance with the provisions of the joint Escrow Instructions attached hereto) tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such certificate or certificates, the Company shall deliver or mail to the Employee a check in the amount of the aggregate Option Price therefor.

                  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

                  (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check) or both.

                  (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 4 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

         5.       Restrictions on Transfer.

                  (a) Except as otherwise provided in subsection (b) below, the Employee shall not, during the term of the Purchase Option, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless and until such Shares are no longer subject to the Purchase Option.

                  (b) Notwithstanding the foregoing, the Employee may transfer
(i) any or all of his Shares to his spouse or children or to a trust established for the benefit of his spouse, children or himself or (ii) any or all of his Shares under his will, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 5 and the Purchase Option) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

         6. Escrow. The Employee and the Company shall, upon the execution of this Agreement, execute joint Escrow Instructions in the form appended hereto. The joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder. The Employee shall deliver to such escrow agent the certificate(s) evidencing the Shares and a stock


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assignment duly endorsed in blank. Such materials shall be held by such escrow agent pursuant to the terms of such joint Escrow Instructions.

         7. Effect of Prohibited Transfer. The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

         8. Restrictive Legend. All certificates representing the Shares shall have affixed thereto the following legend, in addition to any other legends that may be required under federal or state securities laws:

         "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the Corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the Corporation."

         9. Investment Representations. The Employee represents, warrants and covenants as follows:

                  (a) The Employee is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (b) The Employee has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

                  (c) The Employee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Employee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Employee understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any


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stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

                  (f) A legend substantially in the following form will be placed on the certificate representing the Shares:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

         10.      Adjustments for Stock Splits, Stock Dividends, etc.

                  (a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

                  (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to an Acquisition, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares provided that (i) to account for the acceleration of vesting under Section 3(b) above, on each vesting date subsequent to the Acquisition, one-half of the amount of securities or other property that would have otherwise vested in accordance with the original Vesting Schedule shall become vested and (ii) the Vesting Schedule shall be subject to further acceleration following the Acquisition pursuant to Section 3(d).

         11.      Withholding Taxes. If the Employee elects, in accordance with
Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Employee.

         12.      Miscellaneous.

                  (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.


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                  (b) Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company; provided that the Company may not waive, or otherwise limit or reduce its rights under, the Purchase Option or accelerate the Vesting Schedule without the consent of the holders of a majority of the then outstanding shares of Series A Convertible Preferred Stock of the Company (if any).

                  (c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 5 of this Agreement.

                  (d) No Rights To Employment. Nothing contained in this Agreement shall be construed as giving the Employee any right to be retained, in any position, as an employee of the Company.

                  (e) Notice. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid, to the Company or the Employee at their addresses set forth on the signature page hereto. Notices provided in accordance with this Section 12 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or two business days after deposit in the mail.

                  (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (g) Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement. Notwithstanding the foregoing, the Employee acknowledges that he is a party to a Right of First Refusal and Co-Sale Agreement with the Company and certain other persons which imposes certain restrictions on the transfer of the shares issued thereunder and a purchase option in favor of the Company and certain other. persons which are in addition to the transfer restrictions and purchase rights set forth herein.

                  (h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

                  (i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

         ArrowPoint Communications, Inc.

         By: /s/ Chin-Cheng Wu
            ----------------------------
            Chin-Cheng Wu, President
            ----------------------------
            (print name and title)

         Address: 235 Littleton Road
                  Westford, MA 01886




         Chin-Cheng Wu



         /s/ Chin-Cheng Wu
         ----------------------------
         Address: 3 Coburn Road
                  Hopkinton, MA 01748



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
                            JOINT ESCROW INSTRUCTIONS



                                  April 15,1997

Secretary
ArrowPoint Communications, Inc.
235 Littleton Road
Westford, MA 01886

Dear Sir/Madam:

         As Escrow Agent for ArrowPoint Communications, Inc., a Delaware corporation (the "Company"), and the undersigned employee (the "Holder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Restriction Agreement (the "Agreement") of even date herewith, to which a copy of these joint Escrow Instructions is attached, in accordance with the following instructions:

         1. Appointment. The Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to the Shares (as defined in the Agreement) all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 1 and the terms of the Agreement, the Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

         2.       Closing.

                  (a) Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to the Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the "Closing") at the principal office of the Company. The Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

                  (b) At the Closing (unless you have previously received written notice from the Holder of a dispute between the Holder and the Company with respect to the Company's purchase of the Shares, in which case you shall continue to hold the Shares in escrow until you have received a written notice signed by both the Holder and the Company setting forth the resolution of such dispute and instructions with respect to the disposition of the Shares) you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

         3. Withdrawal. Upon receipt of a written notice from the Holder that the Purchase Option (as defined in the Agreement) has terminated or expired with respect to certain Shares,


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you shall deliver a certificate requesting such Shares to the Holder (unless you have previously received written notice from the Company of a dispute between the Holder and the Company with respect to the termination or expiration of the Purchase Option with respect to such Shares, in which case you shall continue to hold such Shares in escrow until you have received a written notice signed by both the Holder and the Company setting forth the resolution of such dispute and instructions with respect to the disposition of such Shares).

         4.       Duties and Responsibilities.

                  (a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

                  (b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of the Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

                  (c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  (d) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

                  (e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

                  (f) Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

                  (g) If you reasonably require other or further instruments in connection with these joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  (h) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part


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of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         5. Notices. All notices, requests, consents, and other communications hereunder shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at 235 Littleton Road, Westford, MA 01886, Attn:
         President;

         If to the Holder, at 3 Coburn Road, Hopkinton, MA 01748; or

         If to you, at your address set forth in the introduction hereto.

         Notices provided in accordance with this Section 5 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or two business days after deposit in the mail.

         6.       Substitution of Property. In the event that, pursuant to
Section 10(b) of the Agreement, other securities or property are received in respect of the Shares and become subject to the Purchase Option, such other securities or property shall be held in escrow pursuant to the terms hereof applicable to the Shares.

         7.       Miscellaneous.

                  (a) By signing these joint Escrow Instructions, you become a party hereto only for the purpose of said joint Escrow Instructions, and you do not become a party to the Agreement.

                  (b) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                                 Very truly yours,

                                                 /s/ Chin-Cheng Wu
                                                 ---------------------------
                                                 Chin-Cheng Wu


                                                 ArrowPoint Communications, Inc.


                                                 By: /s/ Chin-Cheng Wu
                                                    ---------------------------
                                                    Chin-Cheng Wu, President
                                                    ---------------------------
                                                    (print name and title)


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ESCROW AGENT:


/s/ Chin-Cheng Wu
------------------------------
Chin-Cheng Wu
Secretary
ArrowPoint Communications, Inc.




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